UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  FEBRUARY 16, 1999


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           UNITED STATES
           OF AMERICA               333-26675               86-0888083
           ----------               ---------               ----------
           (STATE OR OTHER          (COMMISSION FILE        (IRS EMPLOYER
           JURISDICTION OF          NUMBER)                 IDENTIFICATION NO.)
           INCORPORATION


                            BARNETT AUTO TRUST 1997-A
                                  NC1-005-14-01
                              125 WEST TRADE STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

            THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               MONTHLY  SERVICERS  CERTIFICATE  FOR  BARNETT  BANK,  N.A.
                 BARNETT  AUTO  TRUST  1997-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                            BARNETT AUTO TRUST 1997-A
                            -------------------------
                                   (REGISTRANT)



DATED:  MARCH 29, 1999             BY:    /S/WILLIAM KINYUA
        --------------                    -----------------
                                   NAME:     WILLIAM KINYUA
                                   TITLE:    VICE  PRESIDENT
                                             NATIONSBANK,  N.A.
                                             (DULY  AUTHORIZED  OFFICER)